Financial risk management, objectives and policies	12 Months Ended
Dec. 31, 2021
Financial risk management, objectives and policies [Abstract]
Financial risk management, objectives and policies
Note 9 - Financial risk management, objectives and policies

Financial risk management

The Company’s principal financial liabilities consist of long-term debt, and, when applicable, current portion of long-term debt and derivatives. The main purpose of these financial liabilities is to finance the Company’s operations. The Company’s financial assets mainly comprise cash.

The Company is exposed to market risk, credit risk and liquidity risk. The Company’s senior management oversees the management of these risks.

Market risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices. Market prices comprise four types of risk: interest rate risk, currency risk, commodity price risk and other price risk. Financial instruments affected by market risk are debt, deposits and derivative financial instruments.

a) Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s exposure to the risk of changes in interest rates relates primarily to the Company’s long-term debt with floating interest rates. To manage this risk, the Company has at times entered into interest rate swaps in which the Company agrees to exchange, at specified intervals, the difference between fixed and variable rate interest amounts calculated by reference to an agreed-upon notional principal amount. As of December 31, 2021, the Company had nine interest rate swaps with a total aggregate notional amount of $334,365 thousand as discussed in Note 8.

Interest rate risk sensitivity

The sensitivity analyses below have been determined based on the exposure to interest rates for both derivatives and floating rate long-term debt. For floating rate long-term debt, the analysis is prepared assuming the amount of liability outstanding at the reporting date was outstanding for the whole year.

2021: If interest rates had been 50 basis points higher/lower and all other variables were held constant, the Company’s:

●	profit for the year ended December 31, 2021 would decrease/increase by $981 thousand; and

●	other comprehensive income would not be affected.

2020: If interest rates had been 50 basis points higher/lower and all other variables were held constant, the Company’s:

●	profit for the year ended December 31, 2020 would decrease/increase by $488 thousand; and

●	other comprehensive income would not be affected.

2019: If interest rates had been 50 basis points higher/lower and all other variables were held constant, the Company’s:

●	loss for the year ended December 31, 2019 would decrease/increase by $1,805 thousand; and

●	other comprehensive income would not be affected.

b) Foreign currency risk

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Company has only immaterial currency risk since all revenue and major expenses, including all vessel expenses and financial expenses, are in US dollars. Consequently, no sensitivity analysis is prepared.

Credit risk

Credit risk refers to the risk that a counterparty will default on its contractual obligations, resulting in financial loss to the Company. The Company is exposed to credit risk from its operating activities (primarily for trade receivables) and from its financing activities, including deposits with banks and financial institutions.

Credit risks related to receivables

During 2021, the Company’s vessels were either trading in the spot market or on short to medium term time charters to different counterparties. As of December 31, 2021, seven of the Company’s 26 vessels are chartered to five different counterparties and 19 vessels are operated in the spot market.

During 2020, the Company’s vessels were either trading in the spot market or on short to medium term time charters to different counterparties. As of December 31, 2020, 18 of the Company’s 27 vessels are chartered to 10 different counterparties and nine vessels are operated in the spot market.

During 2019, the Company’s vessels were either trading in the spot market or on short to medium term time charters to different counterparties. As of December 31, 2019, five of the Company’s 27 vessels are chartered to four different counterparties and 22 vessels are operated in the spot market.

See Note 5 for further details on employment of the Company’s vessels. Time charter hire is paid to DHT monthly in advance.

Credit risk related to cash and cash equivalents and accounts receivables

The Company seeks to diversify credit risks on cash by holding the majority of the cash in six financial institutions, namely, DNB, Nordea, Credit Agricole, OCBC, ABN AMRO and CFM Indosuez.

As of December 31, 2021, five customers represented $10,317 thousand, $5,164 thousand, $5,156 thousand, $2,999 thousand and $2,411 thousand, respectively, of the Company’s accounts receivables.

The carrying amount of financial assets represents the maximum credit exposure. The maximum exposure to credit risk at the reporting dates was:

(Dollars in thousands)	2021	2020
Cash and cash equivalents	$60,658	$68,641
Accounts receivable and accrued revenues	30,361	30,060
Maximum credit exposure	$91,018	$98,700

Liquidity risk

The Company manages its risk of a shortage of funds by continuously monitoring maturity of financial assets and liabilities, and projected cash flows from operations such as charter hire, voyage revenues and vessel operating expenses. Certain of our credit agreements contain financial covenants requiring that at all times the borrowings under the credit facilities plus the actual or notional cost of terminating any of their interest rates swaps not exceed a certain percentage of the charter-free market value of the vessels that secure each of the credit facilities. Vessel values are volatile and a decline in vessel values could result in prepayments under the Company’s credit facilities.

The following are contractual maturities of financial liabilities, including estimated interest payments on an undiscounted basis. Swap payments are the net effect from paying fixed rate/ receive LIBOR. The LIBOR interest spot rate at December 31, 2021 (and spot rate at December 31, 2020 for comparatives) is used as a basis for preparation.

As of December 31, 2021
		2 to 5	More than
(Dollars in thousands)	1 year	years	5 years	Total
Interest bearing loans	$24,112	$430,136	$120,724	$574,973
Interest rate swaps	8,929	4,961	-	13,890
Total	$33,041	$435,097	$120,724	$588,863

As of December 31, 2020
		2 to 5	More than
(Dollars in thousands)	1 year	years	5 years	Total
Interest bearing loans	$19,110	$475,441	$-	$494,552
Interest rate swaps	8,541	12,415	-	20,956
Total	$27,651	$487,857	$-	$515,507

Impact of the COVID-19 pandemic

The COVID-19 pandemic introduced uncertainty into global economic activity and, as such, our operational and financial activities. The COVID-19 pandemic caused lower demand for oil and thus lower demand for oil transportation. Demand has begun to recover and leading energy agencies forecast the recovery to reach pre-pandemic levels within 2022. Our business has also been impacted by the COVID-19 pandemic through operational challenges related to our seafarers and our ability to change crew at regular intervals. There are still restrictions affecting crew changes with transit and quarantine procedures and a limited number of geographical options to execute crew changes. As of the date of this report, all our seafarers are fully vaccinated at the time of when they join a vessel, as is the majority of our onboard sailing crew. It remains difficult to estimate the future impact of the pandemic, and hence the impact these factors might have on the financial statements.

Capital management

A key objective in relation to capital management is to ensure that the Company maintains a capital structure suitable to support its business. The Company evaluates its capital structure in light of current and projected cash flows, the cyclicality and the relative strength or weakness of the shipping markets, new business opportunities and the Company’s financial commitments. In order to maintain or adjust the capital structure, the Company may adjust or eliminate the amount of dividends paid to shareholders, issue new shares or sell assets to reduce debt.

The Company is within its financial covenants stipulated in its credit agreements.

Credit Agricole Credit Facility

On June 22, 2015, we entered into the Credit Agricole Credit Facility with Credit Agricole to refinance the outstanding amount under a credit agreement with Credit Agricole that financed DHT Scandinavia (“Tranche A”) as well as a financing commitment of up to $50 million to fund the acquisition of one VLCC from HHI (“Tranche B”). The Credit Agricole Credit Facility is between and among Credit Agricole, as lender, the Credit Agricole Borrowers, and DHT Holdings, Inc., as guarantor. Samco Gamma Ltd. was permitted to borrow the full amount of Tranche A. In 2016, in advance of the delivery of DHT Tiger from HHI on January 16, 2017, we borrowed $48.7 million under Tranche B. Borrowings bear interest at a rate equal to LIBOR + 2.1875%. Subsequent to a voluntary prepayment of $5.0 million in June 2016 and the prepayment of the outstanding loan on DHT Scandinavia, totaling $12.7 million, in September 2020, Tranche B is repayable in 28 quarterly installments of $0.7 million from March 2017 to December 2023 and a final payment of $29.7 million in December 2023. The Credit Agricole Credit Facility contains a covenant requiring that at all times the charter-free market value of the vessel that secures the Credit Agricole Credit Facility be no less than 135% of borrowings. Also, DHT covenants that, throughout the term of the Credit Agricole Credit Facility, DHT, on a consolidated basis, shall maintain a value adjusted tangible net worth of $200 million, the value adjusted tangible net worth shall be at least 25% of the value adjusted total assets, unencumbered consolidated cash shall be at least the higher of (i) $20 million and (ii) 6% of our gross interest-bearing debt and DHT, on a consolidated basis shall have working capital greater than zero. “Value adjusted” is defined as an adjustment to reflect the difference between the carrying amount and the market valuations of the Company’s vessel (as determined quarterly by an approved broker). The Credit Agricole Credit Facility is secured by, among other things, a first-priority mortgage on DHT Tiger, a first-priority assignment of earnings, insurances and intercompany claims, a first-priority pledge of the balances of the Borrower’s bank accounts and a first-priority pledge over the shares in the Borrower. The Credit Agricole Credit Facility contains covenants that prohibit the Borrower from, among other things, incurring additional indebtedness without the prior consent of the lender, permitting liens on assets, merging or consolidating with other entities or transferring all or any substantial part of their assets to another person.

Danish Ship Finance Credit Facility

In November 2014, we entered into a credit facility in the amount of $49.4 million to fund the acquisition of one of the VLCCs to be constructed at HHI through a secured term loan facility between and among Danish Ship Finance A/S, as lender, a wholly owned special purpose vessel-owning subsidiary, as borrower, and DHT Holdings, Inc., as guarantor (the “Danish Ship Finance Credit Facility”). The full amount of the Danish Ship Finance Credit Facility was borrowed in November 2015. In April 2020, we agreed to a $36.4 million refinancing with Danish Ship Finance A/S.  The refinancing was in direct continuation to the original loan and is a five-year term loan with final maturity in November 2025. Borrowings bear interest at a rate equal to LIBOR + 2.00% and are repayable in 10 semiannual installments of $1.2 million each and a final payment of $24.3 million at final maturity. The Danish Ship Finance Credit Facility is secured by, among other things, a first-priority mortgage on the vessel financed by the Danish Ship Finance Credit Facility, a first-priority assignment of earnings, insurances and intercompany claims, a first-priority pledge of the balances of the borrower’s bank accounts and a first-priority pledge over the shares in the borrower. The Danish Ship Finance Credit Facility contains covenants that prohibit the borrower from, among other things, incurring additional indebtedness without the prior consent of the lender, permitting liens on assets, merging or consolidating with other entities or transferring all or any substantial part of its assets to another person.

The Danish Ship Finance Credit Facility contains a covenant requiring that at all times the charter-free market value of the vessel that secures the Danish Ship Finance Credit Facility be no less than 135% of borrowings. Also, we covenant that, throughout the term of the Danish Ship Finance Credit Facility, DHT, on a consolidated basis, shall maintain a value adjusted tangible net worth of $300 million, the value adjusted tangible net worth shall be at least 25% of value adjusted total assets and unencumbered consolidated cash shall be at least the higher of (i) $30 million and (ii) 6% of our gross interest-bearing debt. “Value adjusted” is defined as an adjustment to reflect the difference between the carrying amount and the market valuations of the Company’s vessels (as determined quarterly by an approved broker).

Nordea Credit Facility

In April 2017, we entered into a secured six-year credit facility in the amount of $300 million with Nordea, DNB, ABN AMRO, Danish Ship Finance, ING, SEB and Swedbank, as lenders, several wholly owned special-purpose vessel-owning subsidiaries as borrowers, and DHT Holdings, Inc., as guarantor  (the “Old Nordea Credit Facility”), for the financing of the cash portion of the acquisition of BW Group’s VLCC fleet as well as the remaining installments under the two newbuilding contracts. $204 million of the $300 million credit facility was borrowed during the second quarter of 2017 in connection with delivery of the nine VLCCs in water from BW. The remaining $96 million was borrowed in connection with the delivery of DHT Stallion and DHT Colt in the second quarter of 2018. Borrowings bore interest at a rate equal to LIBOR + 2.40%.

Subsequent to the sale of DHT Utah in November 2017 and DHT Utik in January 2018, the delivery of DHT Stallion in April 2018 and DHT Colt in May 2018, the prepayment of DHT Lake and DHT Raven in November 2019, the prepayment of $35 million in March 2019, the prepayment of $37.0 million in August 2020 and the drawdown of $15 million in January 2021 and $50 million in February 2021 in connection with the acquisition of two VLCCs, the quarterly installments were $4.2 million with a final payment of $147.3 million in the second quarter of 2023.

In September 2018, DHT secured commitment to a $50 million financing of exhaust gas cleaning systems structured through an increase of the $300 million Old Nordea Credit Facility. Borrowings under the increased facility bore the same interest rate equal to LIBOR + 2.40%. In connection with the prepayment of DHT Lake and DHT Raven in November 2019, the financing tranche for exhaust gas cleaning systems was reduced to $45 million.

In May and November 2020, the Company prepaid $25.8 million and $25.8 million, respectively, under the Old Nordea Credit Facility. The voluntary prepayments were made for all regular installments for 2021 and 2022, respectively.

In January 2021 and February 2021, the Company drew down $15 million and $50 million, respectively, under the Nordea revolving credit facility tranche in relation to the purchase of DHT Harrier.

In May 2021, the Company entered into a new secured credit agreement with Nordea, ABN, Credit Agricole, DNB, Danish Ship Finance, ING and SEB, as lenders, several wholly owned special-purpose vessel-owning subsidiaries as borrowers, and DHT Holdings, Inc., as guarantor (the “Nordea Credit Facility”) for a new $316.2 million credit facility with Nordea as agent. The Nordea Credit Facility consists of a $119.8 million term loan and a $196.4 million revolving credit facility, of which $60 million is subject to quarterly reductions through the term of the facility.

In June 2021, the Company drew down $233.8 million under the Nordea Credit Facility and repaid the total outstanding under the Old Nordea Credit Facility, amounting to $175.9 million. Borrowings bear interest at a rate equal to LIBOR + 1.90%, and the facility has final maturity in January 2027. In connection with the cessation of LIBOR in 2023, in September 2021, Nordea granted DHT an extension on the requirement under the Nordea Credit Facility to establish a benchmark replacement for LIBOR until November 2022. Additionally, the facility includes an uncommitted accordion of $250.0 million. The credit facility is repayable in quarterly installments of $1.3 million through the fourth quarter of 2022. From the first quarter of 2023, the quarterly installments will be $6.6 million, with a final payment of $114.0 million in addition to the last installment of $5.9 million due in the first quarter of 2027.

The credit facility is secured by, among other things, a first-priority mortgage on the vessels financed by the credit facility, a first-priority assignment of earnings, insurances and intercompany claims, a first-priority pledge of the balances of each of the borrowers’ bank accounts and a first-priority pledge over the shares in each of the borrowers. The credit facility contains covenants that prohibit the borrowers from, among other things, incurring additional indebtedness without the prior consent of the lenders, permitting liens on assets, merging or consolidating with other entities or transferring all or any substantial part of their assets to another person. The credit facility also contains a covenant requiring that at all times the charter-free market value of the vessels that secure the credit facility be no less than 135% of borrowings. Also, DHT covenants that, throughout the term of the credit facility, DHT, on a consolidated basis, shall maintain a value adjusted tangible net worth of $300 million, the value adjusted tangible net worth shall be at least 25% of the value adjusted total assets and unencumbered consolidated cash shall be at least the higher of (i) $30 million and (ii) 6% of our gross interest-bearing debt. “Value adjusted” is defined as an adjustment to reflect the difference between the carrying amount and the market valuations of the Company’s vessels (as determined quarterly by one approved broker).

ABN AMRO Credit Facility

In April 2018, we entered into a $484 million credit facility with ABN AMRO, Nordea, Credit Agricole, DNB, ING, Danish Ship Finance, SEB, DVB and Swedbank, as lenders, two special purpose wholly owned vessel-owning subsidiaries as borrowers, and DHT Holdings, Inc. as guarantor (the “ABN AMRO Credit Facility”), for the financing of eleven VLCCs and two newbuildings. Borrowings bear interest at a rate equal to LIBOR + 2.40%.

The credit facility is secured by, among other things, a first-priority mortgage on the vessel financed by the credit facility, a first-priority assignment of earnings, insurances and intercompany claims, a first-priority pledge of the balances of each of the borrowers’ bank accounts and a first-priority pledge over the shares in each of the borrowers. The credit facility contains a covenant requiring that at all times the charter-free market value of the vessels that secure the credit facility be no less than 135% of borrowings. Also, DHT covenants that, throughout the term of the credit facility, DHT, on a consolidated basis, shall maintain a value adjusted tangible net worth of $300 million, value adjusted tangible net worth shall be at least 25% of value adjusted total assets and unencumbered consolidated cash of at least the higher of (i) $30 million and (ii) 6% of our gross interest bearing debt. “Value adjusted” is defined as an adjustment to reflect the difference between the carrying amount and the market valuations of the Company’s vessels (as determined quarterly by an approved broker).

In March 2020 and September 2020, we prepaid $57.8 million and $42.2 million, respectively, under the revolving credit facility tranche.

In June 2020, the Company prepaid $33.4 million under the ABN AMRO Credit Facility. The voluntary prepayment was made for all regular installments for 2021.

In March 2021, the Company drew down $60 million under the ABN AMRO revolving credit facility tranche in relation to the delivery of DHT Osprey. In June 2021, the Company repaid the $60 million, repaid $6.1 million related to the sale of DHT Condor and additionally prepaid $33.4 million under the ABN AMRO Credit Facility. The voluntary prepayment was made for all regular installments for 2022.

Subsequent to the payments, the loan is repayable in quarterly installments of $7.7 million through Q2 2024 with a final payment of $183.9 million with the last installment.

ABN AMRO Revolving Credit Facility

In November 2016, the Company entered into a secured five-year revolving credit facility with ABN AMRO totaling $50.0 million to be used for general corporate purposes including security repurchases and acquisitions of ships (the “ABN AMRO Revolving Credit Facility”), between and among ABN AMRO Bank N.V. Oslo Branch (“ABN AMRO”) or any of its affiliates, as lender, Samco Delta Ltd. and Samco Eta Ltd., as borrowers (each, a special purpose vessel-owning, wholly owned subsidiary of DHT), and DHT Holdings, Inc., as guarantor. In April 2018, we entered into an agreement with ABN AMRO to increase the revolving credit facility to $57.3 million with a quarterly reduction of $1.8 million starting July 31, 2018. In June 2019, the Company entered into an agreement with ABN AMRO to amend the repayment terms under the ABN AMRO Revolving Credit Facility by reducing the quarterly repayment installments thereunder from $1.8 million to $1.3 million.  In September 2020, the Company canceled in full the commitments under the ABN AMRO Revolving Credit Facility.

Convertible Senior Notes due 2019

In September 2014, in connection with the acquisition of the shares of Samco, the Company issued $150 million aggregate principal amount of convertible senior notes due 2019 in a private placement to institutional accredited investors. The net proceeds of approximately $145.5 million (after placement agent expenses, but before other transaction expenses) were used, along with the net proceeds of the September 2014 registered direct offering of common stock and cash on hand, to fund the acquisition of shares in Samco. The Company paid interest at a fixed rate of 4.50% per annum, payable semiannually in arrears. The convertible senior notes due 2019 were convertible into common stock of DHT at any time until one business day prior to their maturity. The initial conversion price for the convertible senior notes due 2019 was $8.125 per share of common stock (equivalent to an initial conversion rate of 123.0769 shares of common stock per $1,000 aggregate principal amount of convertible senior notes due 2019), subject to customary anti-dilution adjustments. In October 2019, holders of $26,434,000 in aggregate principal amount of the Company’s convertible senior notes due 2019 exercised their right to convert their notes into shares at the conversion price of $6.0216 per share. As a result, the Company issued 4,389,858 shares of common stock. The remaining $6,426,000 in aggregate principal amount was repaid in cash.

Convertible Senior Notes due 2021

In August 2018, the Company entered into separate, privately negotiated exchange agreements with certain holders of its outstanding 4.5% convertible senior notes due 2019 to exchange approximately $73.0 million aggregate principal amount of the convertible senior notes due 2019 for approximately $80.3 million aggregate principal amount of the Company’s new 4.5% convertible senior notes due 2021. The Company also entered into private placement purchase agreements with investors to issue approximately $44.7 million aggregate principal amount of the Company’s new 4.5% convertible senior notes due 2021 for gross proceeds of approximately $41.6 million. We received net proceeds of approximately $38.9 million after the payment of placement agent fees. Upon the completion of such private exchanges and private placement, the aggregate principal amount outstanding of convertible senior notes due 2021 was $125.0 million. The Company paid interest at a fixed rate of 4.50% per annum, payable semiannually in arrears. The convertible senior notes due 2021 were convertible at the option of the holder at any time prior to the business day immediately preceding the maturity date of the convertible senior notes due 2021 as specified in the 2021 Notes Indenture. The initial conversion price for the convertible senior notes due 2021 was $6.2599 per share of common stock (equivalent to an initial conversion rate of 159.7470 shares of common stock per $1,000 aggregate principal amount of convertible senior notes due 2021), subject to customary anti-dilution adjustments. In December 2019, $1,000 principal amount of convertible senior notes due 2021 was converted into 167 shares of common stock. As a result, the aggregate principal amount outstanding of convertible senior notes due 2021 was $124,999,000 as of December 31, 2019. In July 2020, the Company sent notice of its intention to redeem all of the Company’s outstanding convertible senior notes due 2021, on the August 21, 2020 redemption date, at a price equal to 100% of the principal amount of securities being redeemed plus accrued and unpaid interest. On August 21, 2020, the Company announced that holders of $124,999,000 aggregate principal amount of the Company’s convertible senior notes due 2021, representing all of the outstanding convertible senior notes due 2021, had exercised their right to convert their securities into shares of the Company’s common stock at a conversion price of $5.3470 per share (representing a conversion rate of approximately 187.0208 shares of common stock per $1,000 principal amount of convertible senior notes due 2021), as a result of which the Company issued 23,377,397 shares of common stock.